[MassMutual Financial Group Letterhead Appears Here]

September 5, 2007

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Connecticut Mutual Variable Life Separate Account I
File No. 811-08514 CIK 0000922586
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Connecticut Mutual Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund V, Oppenheimer Variable Account Funds and Oppenheimer Panorama Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2007 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
Variable Insurance Products Fund	0000356494	8/27/2007
Variable Insurance Products Fund V	0000823535	8/29/2007
Oppenheimer Variable Account Funds	0000752737	8/28/2007
Oppenheimer Panorama Series Fund, Inc.	0000355411	8/28/2007

Please be advised that the binder cover and owner letter for Connecticut Mutual Variable Life Separate Account I are incorporated to this Rule 30b-2-1 filing by reference to MML Bay State Variable Life Separate Account I (CIK 000705189) filed on September 5, 2007.

Very truly yours,

/s/ CRAIG WADDINGTON
Craig Waddington
Vice President and Actuary